                                                                   EXHIBIT 10.16


                             DATED:  MARCH 3, 2000



                          W & G PROPERTIES LIMITED (1)


                       NEONATAL PERSPECTIVES LIMITED (2)


                            ANDREW JOHN VINCENT (3)

                              ____________________

                                     LEASE

                                  Re:  Unit 9
                                   Northmill
                                Summerleys Road
                               Princes Risborough
                                Buckinghamshire

                              ____________________


                                   Lightfoots
                                1-3 High Street
                                     Thame
                                  Oxfordshire
                                    OX9 2BX

                               Ref:  JO/1WA4917

THIS LEASE made the 3rd day of March Two Thousand BETWEEN W&G PROPERTIES LIMITED
                                                          ----------------------
of Chiltern House Manor Park Avenue Princes Risborough in the County of Buckingham (hereinafter called the "the Landlord") of the one part which expression shall where the context so requires or admits include the estate owner or estate owners for the time being of the reversion of the premises hereby demised expectant on the term hereby granted) of the first part and NEONATAL PERSPECTIVES LIMITED of Worsley Chamber 168 Bolton Road Walkden Worsley
-----------------------------
Manchester M28 3BN (hereinafter called "the Tenant" which expression shall where the context so requires or admits include the persons deriving title under the Tenant) of the second part and ANDREW JOHN VINCENT of 3 The Woodland London Road
                               -------------------
Harrow on the Hill Middlesex HA1 3JG ("the Guarantor") of the third part.

W I T N E S S E T H as follows:
-------------------

1. IN consideration of the rents hereinafter reserved and of the convenants on the part of the Tenant hereinafter contained the Landlord hereby demises unto the Tenant ALL THOSE premises described in the First Schedule hereto
           ---------
(hereinafter called "the demised premises")

TOGETHER WITH
-------------

(a) the Landlord's fixtures fittings and furnishings installed therein or affixed thereto and

(b) such rights of water drainage passage of gas electricity and support and also rights to use and maintain (including rights of entry on to adjoining or neighbouring property) sewers drains pipes and cables for these services as exist as at the date of this Deed and are needed in order to use the demised premises for the use allowed

TO HOLD the same unto the Tenant SUBJECT to the rights of light and air or
-------                          --------
support and all other easements or rights (if any) affecting the demised premises or any part thereof for a term commencing on the date of this Lease and expiring at midnight on 17 October 2002 yielding and paying therefor unto the Landlord yearly during the said term and so in proportion for any less time than a year the yearly rent as shall be specified in the Second Schedule hereto such rent to be paid clear of all deductions whatsoever by equal quarterly payments in advance on the usual quarter days in every year by Bankers' Standing Order the first of such payments or a proportionate part thereof to be made on March 3 2000

2. The Tenant hereby convenants with the Landlord in manner following that is to say:

(1) To pay the said rents hereinbefore reserved and made payable without any deduction whatsoever at the times and in the manner aforesaid

(2) To pay and discharge all rates taxes duties charges assessments impositions obligations and outgoings whatsoever whether Parliamentary Parochial Local or otherwise and whether or not of an annual or recurring nature which are now or which may at any time during the said term be assessed charged or imposed upon or payable in respect of the demised premises or any part thereof whether the same shall be in the nature of those now-in being or not

(3) To pay the Landlord on demand during the said term by way of further and additional rent a sum or sums of money equal to:

(a) The cost of insuring and keeping insured the demised premises against the insured risks and in addition the cost of insurance against third party employer's and public liability and such further or other risks and insurance that the Landlord may deem reasonably desirable or expedient (including not less than three years' loss of rent and Architect's and Surveyor's fees and demolition clearance and other expenses consequent upon or incidental to rebuilding and reinstatement); and

(b) The amount (if any) that may be demanded by the Insurance Office referred to in Clause 3 (4) hereof in respect of increased premiums by the nature of the occupation or business of the Tenant

(4) At all times to keep the whole of the demised premises and each and every part thereof and the appurtenances thereto in as good a state of repair and condition as the same are in at the date hereof and property cleansed and in the same good repair and condition deliver up the same to the Landlord at the expiration or sooner determination of the said term together with the Landlord's fixtures and fittings and all things in the nature of Landlord's fixtures which at any time during the said term shall have been affixed to the demised premises

(5) The every third year and in the last year of the said term (however determined) to paint all the interior and exterior finishes usually required to be painted of the demised premises and all additions and fixtures thereto with two coats at least of good oil paint or other approved paint in proper and workmanlike manner PROVIDED ALWAYS that such works of painting and decoration shall be done to the reasonable satisfaction of the Landlord or the Landlord's Agents in tints colours and designs previously approved in the writing by the: Landlord (such consent no to be unreasonably withheld or delayed)

(6) To permit the Landlord and his agents or surveyors at all reasonable times and after reasonable notice with or without workmen or others to enter the demised premises or any part thereof and to take a plan of and view the state of repair and condition of the same and to take a schedule of the fixtures and fittings and things to be yielded up at the expiration of the said term and thereupon the Landlord may serve upon the Tenant notice in writing of all defects decays and wants of reparation in accordance with the terms of this Lease then and there found and require the Tenant within three months after every such notice (or sooner if requisite) to repair and make good the same according to such notice and to the satisfaction of the Landlord or his surveyor in accordance with the covenants on the part of the Tenant hereinbefore contained and if the Tenant shall fail to comply with the requirements of such notice as aforesaid to permit the Landlord or its contractors agents and workmen to enter upon the demised premises to execute such works as may be necessary and to comply with the same at the expense of the Tenant and the proper costs and expense of such repairs shall be repaid by the Tenant to the Landlord on demand as liquidated damages and be recoverable forthwith by action or by distress as if such monies formed part of the rent hereunder

(7) At the expiration or sooner determination of the said term quietly to yield up to the Landlord the demised premises together with the Landlord's fixtures fitting and furnishings and all additions and improvements thereto and all fixtures which during the said term may be affixed or fastened to or upon the demised premises (tenant's or trade fixtures and fittings only excepted subject to the Tenant making good all damage caused by the removal thereof) in such state and condition as shall in all respects be consistent with a full and due performance by the Tenant of the convenants on its part herein contained and in case any of the Landlord's fixtures and fittings shall be missing worn out broken or damaged or destroyed forthwith to replace the same with others of a similar character and of equal value

(8) To pay and make good to the Landlord all and every loss and damage whatsoever incurred or sustained by the Landlord as a consequence of every breach or non-observance of the Tenant's covenants herein contained and to indemnify the Landlord from and against all actions proceedings costs claims and demands thereby arising

(9) (a) Not to do or permit or omit or suffer to be done permitted or omitted any act matter or thing whatsoever the doing or omission of which would make void or voidable the insurance of the demised premises or the fixtures and fittings therein or of any adjoining or contiguous property belonging to the Landlord or whereby any payment thereunder may be refused in whole or in part or whereby the premiums payable in respect thereof may be increased and if and so often as required by the Landlord to permit the insurers to inspect the demised premises and the tenant's user thereof

     (b) In the event of the demised premises or any part thereof being destroyed or damaged by any peril whatsoever to give notice thereof to the Landlord as soon as such destruction or damage shall come to the notice of the Tenant

     (c) In the event of the demised premises or any adjoining premises of the Landlord or any part thereof being destroyed or damaged by any peril against which the Landlord shall have insured and the insurance money under any insurance against the same effected thereon by the Landlord being wholly or partly irrecoverable by reason solely or in part of any act or default of the Tenant or the Tenant's servants or agents then and in every such case the Tenant will forthwith pay to the Landlord the whole or (as the case may require) the irrecoverable proportion of the cost (including Professional and other fees) of completely rebuilding and reinstating the same

(10) Not at any time during the said term to make any alterations or addition to the electrical installation of the demised premises save in accordance with the terms and conditions laid down by the Institution of Electrical Engineers and the regulations of the Electricity Supply Authority or make any alteration or addition whatsoever structural or otherwise in or to the demised premises or any part thereof or change the existing design elevation or appearance or the external decorative scheme thereof or cut maim or remove any of the walls beams columns party walls principal timbers or other structural parts thereof without license in writing of the Landlord first obtained such license not to be unreasonably withheld or delayed and if granted to be without prejudice nevertheless to the provisions of Sub-clause (13) of this Clause or interfere with or otherwise cause access to any pipes wires cables or other conducting media drains sewers watercourses conduits trunking or subways which now are under in or through the demised premises to be or become more difficult than the same now is AND

     (a) to remedy immediately upon notice in writing from the Landlord any breach of this covenant and in the event of failure so to do for the space of fourteen days after such notice then it shall be lawful for the Landlord or its servants contractors agents and workmen to enter upon the demised premises and remove such new buildings structures additions or interferences and execute such other requisite works and all reasonable expenses of so doing reasonably and properly incurred shall be repaid by the Tenant to the Landlord on demand as liquidated damages and be recoverable forthwith by action or by distress as if such monies formed part of the rents payable hereunder

     (b) To obtain such license the Tenant shall submit to the Landlord the necessary plans and specifications for approval in each case in triplicate and the Landlord may as a condition of giving such consent as aforesaid require the reinstatement of the demised premises to their former state and condition upon the expiration or sooner determination of the said term

(11) At all times during the said term to observe and comply in all respects with the provisions and requirements of any and every enactment (which expression in this covenant includes as well as any and every Act of Parliament already or hereafter to be passed as any and every order regulation and bye-law already or hereafter to be made under or in pursuance of any such Act) so far as they relate to or affect the demised premises or any additions or improvements thereto and are not the Landlord's responsibility under the terms of this Lease or the user thereof for the purposes of any trade or business or the employment therein of any person or persons or any fixtures machinery plant and chattels for the time being affixed thereto or being thereupon or used for the purposes thereof and to execute all works and provide and maintain all arrangements which by or under any such enactment or by any government department local authority or other public authority or duly authorised officer or Court of competent jurisdiction acting under or in pursuance of any enactment are or may be directed or required to be executed provided and maintained at any time during the said term upon or in respect of the demised premises or any additions or improvements thereto or in respect of any such user or employment therein of any such person or persons or fixtures machinery plant or chattels as aforesaid whether by the Landlord or Tenant thereof and to indemnify the Landlord at all times against all cost charges and expenses of or incidental to the execution of any works or the provisions or maintenance of any arrangements so directed or required as aforesaid and not at any time during the said tem to do or omit or suffer to be done or omitted on or about the demised premises any act or thing by reason of which the Landlord may under any enactment incur or have imposed upon it or become liable to pay any penalty damages compensation costs charges or expenses

(12) In relation to the Planning Acts (by which expression it is intended herein to designate the Town and Country Planning Act 1990 or any statutory modification or re-enactment thereof for the time being in force and any regulations or orders made thereunder)

     (a) at all times during the said term to comply in all respects with the provisions and requirements of the Planning Acts and all licenses consents permissions and conditions (if any) granted or imposed thereunder or under any enactment repealed thereby so far as the same respectively are not the responsibility of the Landlord under the terms of this Lease and relate to or affect the demised premises or any part thereof or any operations works acts or things already or hereinafter to be carried out executed done or omitted thereon or the use thereof for any purpose and at all times hereafter to indemnify and keep indemnified the Landlord against all actions proceeding costs expenses claim and demands in respects of any contravention of such provisions or requirements

     (b) during the said term so often as occasion shall require at the expense in all respects of the Tenant to obtain from (as the case may be) the local planning authority or the Secretary of State for the Environment all such licenses consents and permissions (if any) as may be required for the carrying out by the Tenant of any operations on the demised premises or the institution or continuance by the Tenant thereon of any use thereof which may constitute development within the meaning of the Planning Acts but so that the Tenant shall not make any application for planning permission without the previous written consent of the Landlord (such consent not to be unreasonably withheld or delayed)

     (c) on receipt by the Tenant of any notice order or proposal made given or issued to the Tenant by a planning authority under or by virtue of the Planning Acts insofar as the same relates to or affects the demised premises to give full particulars thereof within seven days from such receipt to the Landlord and subject as aforesaid without delay and at the Tenant's own expense to take all reasonable or necessary steps to comply with such notice or order and (if so required by and at the expense of the Landlord) to make or join in making such representation in respect of any such proposal as the Landlord may reasonably require

     (d) to the extent only that the same shall be permitted by statute to pay and satisfy any charge that may hereafter be imposed under the Planning Acts or otherwise in respect of the carrying out of maintenance by the Tenant of any such operations or the institution or continuance by the Tenant of any such use as aforesaid

     (e) unless the Landlord shall otherwise direct to carry out before the expiration or sooner determination of the said term any works stipulated to be carried out to the demised premises by a date subsequent to such expiration or soon determination as a condition of any Planning Permission which may have been granted during the said term

     (f) if and when called upon so to do to produce to the Landlord or its Surveyor all such plans orders directions proposals notices documents and other evidence as the

          Landlord may reasonably require in order to satisfy itself that the provisions of this covenant have been complied with in all respects

(13) To permit the Landlord and Tenants or occupiers of adjoining property and others authorised in writing by the Landlord and their respective officers servants agents contractors licensees and workmen at all reasonable times on prior appointments being made (except in the case of emergency) to enter upon the demised premises with all necessary appliances

     (a) to execute maintenance repairs alternations replacements renewals painting redecoration or other works to or upon such adjoining or neighbouring property

     (b) for the purpose of constructing laying down connecting altering repairing cleansing emptying or maintaining any sewers watercourses drains gutters water-pipes electric wires or gas pipes in or under the demised premises in connection with or for the accommodation of such adjoining or neighbouring property and the person or persons exercising such rights doing as little damage as possible to the demised premises and making good any damages thereby occasioned without unreasonable delay and causing as little annoyance nuisance damage noise vibration or inconvenience to the Tenant as possible in connection with the carrying on of the business of the Tenant on the demised premises or otherwise

(14) (a) Not to use the demised premises or any part thereof or permit or suffer the same to be used for any illegal or immoral purpose nor to permit any sale by auction to be held thereon or sleep or suffer any person to sleep thereon nor for the carrying on of any noisy noxious dangerous or offensive manufacture trade art or business nor to permit or suffer to be done in or upon the demised premises or any part thereof (particularly by wireless or other sound producing instruments) nor to permit or suffer to be brought upon or done upon the demised premises or any part thereof anything which shall or may be or become a danger to the public or private nuisance or injury damage or disturbance annoyance or inconvenience to or which may cause damage to the Landlord or to any tenant of his or the owners or occupiers of any adjoining or neighbouring premises or that may be detrimental to the neighbourhood Provided That these provisions shall not preclude the use of the demised premises for any purpose within class B1 in the schedule to the Town & Country Planning (use classes) Order 1987

     (b) Not to use or permit to be used the demised premises or any part thereof other than in accordance with the provisions of the Town and Country Planning Acts

(15) Not to stop up darken or obstruct any windows or lights belonging to the demised premises the building or any other buildings belonging to the Landlord or permit any new window light opening doorway path passage drain or other encroachment or easement to be made acquired into against out of or upon the demised premises which may be or grow to the damage or annoyance or inconvenience of the Landlord and that in case any such window light opening doorway path passage drain or other encroachment or easement shall be made or acquired or attempted to be made or acquired the Tenant will give immediate notice thereof to the Landlord and will at the request and cost of the Landlord adopt such means as may be reasonably required or deemed proper for preventing any such encroachment or the acquisition of any such easement and if the Tenant shall omit or neglect to do all such things as aforesaid as soon as may be reasonable it shall be lawful for the Landlord or its agents and others to enter upon the demised premises and to do the same making good all unnecessary damage caused

(16) Not to give to any third party any acknowledgement that the Tenant enjoys the access of light to any of the windows or openings in the demised premises by the consent of such third party nor to pay such third party any sum of money nor to enter into any agreement with such third party for the purposes of inducing or binding such third party to refrain from obstructing the access of light to any such windows or openings and in the event of any of the owners of adjacent land or buildings doing or threatening to do anything which obstructs the access of light to any of overload any floor of the demised premises or place safes machines or heavy articles of any kind whatsoever in any part of the demised premises in such manner or places that the resultant load on any part of the floor is at a rate exceeding the permitted limits per square foot of the building or any part thereof nor to place or use or allow to be placed or used any operative machinery upon the demised premises save and except such as shall have been previously approved in writing by the Landlord (such approval not to be unreasonably withheld or delayed)

(17) To indemnify and keep indemnified the Landlord from and against its liability (if any) for injury (whether fatal or not) to persons the infringement disturbance or destruction of any right easement or privilege and for damage to property (moveable or immovable) caused by or arising out of the condition of the demised premises or any fixtures fittings or chattels therein or the act or default of the Tenant its servants licensees or agents or contractors and from all proceedings costs claims and demands of whatsoever nature in respect of any such liability or alleged liability

(18) To permit the Landlord to enter upon the demised premises and affix and retain without interference upon any party thereof at any time during the last six months of the said term a notice for letting the same and at any time during such periods to permit all persons with authority from the Landlord at all reasonable times during the daytime on prior appointment to enter and view the demised premises or any part thereof

(19) To pay all reasonable costs charges and expenses (including Solicitors' costs and Surveyors' fees) incurred by the Landlord in or in contemplation of any proceedings under Sections 146 and 147 of the Law of Property Act 1925 notwithstanding forfeiture shall be avoided otherwise than by relief granted by the Court or in relation to the preparation and service of a Schedule of Dilapidations during or upon the expiration or prior determination of the said term

(20) (a) Save as hereinafter provided not to underlet share or part with the possession of the whole or any part of the premises except that so long as this lease remains vested in Neonatal Perspectives Limited the Tenant may share possession with another company so long as Andrew John Vincent remains the sole or majority or controlling shareholder of that company provided that such other company makes no payment for occupation occupy as licensees only on terms that such license can be terminated without notice and gain no rights to continue in occupation

     (b) (i) Not to assign the whole of the demised premises without the Landlord's consent (such consent not to be unreasonably withheld or delayed) provided that where the assignment is to a limited liability Company then if the Landlord so requires a surety or two sureties for the proposed assignee reasonably acceptable to the Landlord shall enter into covenants with the Landlord jointly and severally to guarantee the performance and observance of the said covenants and conditions during the residue of the term as well after as before any disclaimer of this Lease by any liquidator or Trustee in Bankruptcy of the proposed assignee and to indemnify the Landlord in respect thereof the Assignee shall in any event enter into direct covenants with the Landlord to observe and perform the provisions of this Lease

               (ii) The Landlord is entitled to give consent to an assignment of the whole of the premises subject to the condition where it is reasonable to do so that before the Tenant assigns this Lease the Tenant enters into an agreement under which he:

                    a) guarantees the performance by the proposed assignee of all the covenants on the part of the Tenant contained in this Lease

                    b) agrees that in the event that this lease is disclaimed by a liquidator or trustee in bankruptcy of the immediate assignee of the original Tenant and on being so required by the Landlord he will accept the grant of a new tenancy of the demised premises

                        i) on the same terms and conditions as this Lease at the date of the disclaimer

                       ii)  for a term expiring in the term date of this Lease

                    c) Upon a permitted assigment the Assignee shall produce to the Landlord a certified copy of the Assignment and the Assignee shall give written notice of such assignment within 28 days and shall pay the Landlord's solicitors reasonable fees for the registration of such notice

(21) To pay the reasonable legal charges and Surveyor's fees of the Landlord including the stamp duty on the Licenses and Counterpart resulting from all applications by the Tenant for any consent of the Landlord required by this Lease including reasonable legal charges and surveyors' fees actually incurred in cases where consent is refused or the application is withdrawn

(22) (a) To keep any fire fighting and extinguishing apparatus installed on the demised premised in compliance with any legal requirements open to the inspection and maintained to the reasonable satisfaction of the Landlord (so far as not opposed to the Legal obligations of the Tenant) and also not to obstruct the access to or means of working such apparatus and appliances by their operations at or connected with the demised premises

     (b) Not to install in or upon the demised premised any paraffin burning apparatus whether for heating purposes or otherwise or permit any smoke effluvia grit smells or odours from any apparatus on the demised premises

(23) If and so often as any monies due from the Tenant hereunder shall be unpaid for fourteen days after the due date (whether formally or legally demanded or not) the Tenant shall pay interest thereon from the due date until payment (as well after as before any judgement) at the rate of 4 per centum per annum above the Base Rate for the time being of National Westminister Bank Plc

(24) At the expiration or sooner determination of the term quietly to yield up the premises decorated repaired cleaned and kept in accordance with the Tenant's covenants herein TOGETHER WITH all additions and improvements and all fixtures which may be fixed or fastened to or on the premises during the term damage by fire or other risks for which the Landlord is indemnified under its Insurance Policies and Tenants own or trade fixtures belongings to the Tenant only excepted PROVIDED ALWAYS that the Tenant shall make good to the Landlord's reasonable satisfaction all damage to the premises resulting from the removal of such fixtures

3.   THE LANDLORD HEREBY COVENANTS with the Tenant:

(1) That the Tenant paying the rents hereinbefore reserved and made payable at the times and in manner aforesaid and performing and observing the covenants agreements conditions and stipulations on the part of the Tenant hereinbefore contained shall and may peaceably and quietly hold and enjoy the demised premises for the said term without any interruption from or by the Landlord or any person lawfully claiming through under or in trust for it

(2) Unless such insurance shall be prevented by the act or default of the Tenant its servants or agents to insure or procure the Insurance of the demised premises and the Landlord's fixtures and fittings therein in the joint names of the Landlord and the Tenant against loss or damage by fire lightning explosion earthquake landslide subsidence riot civil commotion industrial unrest impact by vehicles aircraft and other aerial devices and articles dropped therefrom act of malicious persons and vandals and such other risks as the Landlord may reasonably determine or the Tenant may reasonably request (hereinafter called "the insured risks") in some U.K. Insurance Office of repute upon the usual terms and conditions of such Insurance Office and in case of damage to or destruction of the demised premises to lay out all monies received in respect of such insurance (other than for loss of rent Architects' and Surveyors' fees and demolition and clearance expenses) in repairing rebuilding and reinstating the same as soon as reasonably practicable so that the same may be as commodious and convenient in all respects as they were before the destruction or damage in respect of which such moneys shall have been received and to produce on demand to the Tenant a copy of the policy that it is in force

4.   PROVIDED ALWAYS and IT IS HEREBY AGREED AND DECLARED that:
     ---------------     --------------------------------
(1) Notwithstanding and without prejudice to any other remedy and power herein contained or otherwise available to the Landlord if the rents hereby reserved and made payable or any part thereof respectively shall be unpaid for fourteen days after becoming due (whether formally demanded or not) or if any covenant agreement condition or stipulation on the Tenant's part herein contained shall not be performed or observed or if the Tenant shall permit any execution or distress to be levied on any goods for the time being in the demised premises or shall enter into liquidation whether compulsory or voluntary (not being merely a voluntary liquidation while solvent for the purpose of amalgamation or reconstruction) or if a receiver shall be appointed or if any tenant or guarantor for the time being shall be an individual and shall enter into composition with creditors generally or be adjudicated bankrupt or commit any act of bankruptcy then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter upon the demised premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to any right of action of the Landlord in respect of any breach non-observance or non-performance of any of the Tenant's covenants agreements conditions or stipulations herein contained

(2) If during the said term the demised premises or any part thereof shall be destroyed or damaged by any of the insured risks so as to be unfit for occupation or use by the Tenant hereunder then (if at the date thereof no insurance of the demised premises shall have been vitiated or payment of the policy moneys refused in whole or in part by some act or default of the Tenant or the servants agents licensees or visitors of the Tenant) the rents hereby reserved and made payable or a fair and just proportion thereof according to the nature and extent of the damage sustained shall as from the date of such destruction or damage until the demised premises shall have been rebuilt or reinstated and made fit for occupation and use be suspended and cease to be payable and any dispute as to the extent proportion or period of such suspension shall be determined by a single arbitrator to be appointed by the Landlord and the Tenant and in case of difference by the President for the time being of the Royal Institution of Chartered Surveyors in accordance with the provisions of the Arbitration Acts 1950 and 1979 or any statutory modification or re-enactment thereof for the time being in force

(3) Section 196 of the Law of Property Act 1925 (as amended) shall apply to any notices to be served under the terms of this Lease

(4) Subject to the provisions of sub-clause (2) of Section 38 of the Landlord and Tenant Act 1954 neither the Tenant nor any assignee shall be entitled on quitting the demised premises or any part thereof to any compensation under
Section 37 of the said Act

(5) Any obligation on the part of the Tenant to pay money refers to a sum exclusive of Value Added Tax ("VAT") and any VAT charged on it is payable

5.   The Guarantor agrees with the Landlord

     5.1 to indemnify the Landlord against all losses incurred as a result of any failure by the Tenant to comply with the terms of this Lease both during the lease period and any extension of it. Even if the Landlord gives the Tenant extra time to comply with any obligation in this Lease or does not insist upon its strict terms this covenant remains fully effective

     5.2 (a) to accept a new lease from the Landlord if before the Tenant assigns this Lease:

               (i)  this Lease ends prematurely and

               (ii) The Landlord so requires by giving notice within six months (for which time is of the essence) of the date on which this Lease ends ("termination date")

          (c)  The new lease is:

               (i) for the period from the termination date to the end of the lease period

               (ii) on the terms of this Lease as they apply on the termination date omitting any provisions for a guarantor of the Tenant's obligations and any reference to any obligation which was completely performed before the termination date

     5.3 To pay the reasonable legal fees which the Landlord incurs in preparing and granting any new lease including expenses and the costs of any necessary license to sublet and stamp duty charged on the counterpart of it

6.   IN this Lease where to context so admits

(1) words importing the singular number only include the plural number and visa versa; and

(2) where there are two or more persons included in the expression "the Tenant" covenants expressed to be made by the Tenant shall be deemed to be made by such persons jointly and severally

7.   HAVING been authorised to do so by order of the Court (No.           ) made
on the day of            2000 it is hereby agreed that the provisions of Section
24 to 28 (inclusive) of the Landlord and Tenant Act 1954 shall not apply to this Lease and (for the avoidance of doubt) it is hereby declared in particular (without prejudice to the generality of the foregoing) that the said provisions shall not apply in the event of any determination hereof

     IN WITNESS whereof these presents have been duly executed and delivered by
     ----------
the parties hereto the day and year first before written

                     THE FIRST SCHEDULE before referred to
                     -------------------------------------

     ALL THOSE office premises situate and known as Unit 9 at Northhill off
     ---------
Summerleys Road Princes Risborough Buckinghamshire which are for the purpose of identification only edged red on the annexed plan

                     THE SECOND SCHEDULE before referred to
                     --------------------------------------

1. The rent payable shall be one peppercorn until 3rd June 2000 and from and including that day the sum of (Pounds)7000 per year

THE COMMON SEAL of
W&G PROPERTIES LIMITED
was hereunto affixed in the presence of:
                                               Director:  (Signature Illegible)
                                                        -----------------------
                                               Secretary:  /s/  R.E. List
                                                         ----------------